SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 7, 2005

MOTIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31409	74-2834515
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12515 Research Boulevard, Building 5 Austin, Texas	78759-2220
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number including area code: (512) 339-8335

Not Applicable

(Former name or former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 4, 2005, Motive, Inc. (the “Company”) issued a press release in which it indicated its intent to focus its efforts on the communications market. In connection therewith, on October 7, 2005, Scott Abel ceased serving in his position as Executive Vice President of Products, and Douglas McNary ceased serving in his position as Executive Vice President of Corporate Development for the Company. Mr. Abel and Mr. McNary will provide consulting services to the Company throughout the remainder of 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 11, 2005

MOTIVE, INC.

By:	/s/ Paul Baker
Paul Baker Chief Financial Officer (Principal Financial Officer and Chief Accounting Officer)